                     MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                P.O. BOX 2798
                             BOSTON, MA 02208-2798


March 27, 1997

Dear Shareholder:

     The enclosed proxy statement relates to a special meeting of the shareholders of Morgan Stanley Universal Funds, Inc. (the "Company"). On February 4, 1997, Morgan Stanley Group Inc., the parent corporation of the Company's investment advisers, entered into an Agreement and Plan of Merger with Dean Witter, Discover & Co. Pursuant to the merger agreement, each of your Company's investment advisers, Morgan Stanley Asset Management Inc. ("MSAM") and Miller Anderson & Sherrerd, LLP ("MAS") will become a subsidiary of the merged company, which will be named Morgan Stanley, Dean Witter, Discover & Co. MSAM and MAS will continue to provide the Company with investment advisory and management services following the merger. The primary purpose of the special meeting is to permit the Company's shareholders to consider new investment advisory agreements to take effect following the merger. The new investment advisory agreements between the Company and its investment advisers will be identical to the Company's applicable current investment advisory agreements, except for the dates of execution, effectiveness and initial terms.

     The attached proxy statement seeks shareholder approval on this item. Although we encourage you to read carefully the full proxy statement, we have created a brief question-and-answer section for your convenience.

                 Your vote is important and your participation in the governance of your Company does make a difference.

     The proposal has been unanimously approved by the Board of Directors of the Company, who recommend that you vote "FOR" the proposal. Your immediate response will eliminate the need for additional solicitations. We look forward to your participation, and we thank you for your continued confidence in Morgan Stanley Universal Funds, Inc.

     PLEASE SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     Sincerely,


                                     Warren J. Olsen
                                     President

                     MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                P.O. BOX 2798
                             BOSTON, MA 02208-2798

                    INFORMATION ABOUT YOUR PROXY STATEMENT

Q.   Why am I receiving this proxy statement?
A. The direct parent company of Morgan Stanley Asset Management Inc. ("MSAM") and the indirect parent of Miller Anderson & Sherrerd, LLP ("MAS"), your investment advisers, is merging with another company and, as a result, your consent is being sought on:

     .    approval of a new investment advisory agreement with MSAM; and/or

     .    approval of a new investment advisory agreement with MAS.

     Please refer to the proxy statement for a detailed explanation of the proposed items.

Q.   How will this affect my account?
A. You can expect the same management expertise and Shareholder service you are currently receiving. The new investment advisory agreements between your Company and its investment advisers will be identical to the Company's current investment advisory agreements, except for the dates of execution, effectiveness and initial terms.

Q.   Why do I need to vote?
A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help save on the costs of any further solicitations for a Shareholder vote. We encourage all Shareholders to participate in the governance of their Company.

Q.   How does the Board of Directors suggest that I vote?
A. After careful consideration, the Board of Directors of your Company unanimously recommends that you vote "FOR" each item proposed on the enclosed proxy card(s).

Q.   Who is paying for expenses related to the Shareholder meeting?
A. The Company's investment advisers or their affiliates will pay for all costs of solicitation. The Company will not pay for the expenses relating to the approval.

Q.   Where do I mail my proxy card(s)?
A. You may use the enclosed postage-paid envelope or mail your proxy card(s) to:


           Morgan Stanley Universal Funds, Inc.
           P.O. Box 2798
           Boston, MA 02208-2798


Q.   Who do I call if I have questions?
A. We will be happy to answer your questions about the proxy solicitation. Please call us at [Telephone Number] between [7:00 a.m. and 7:00 p.m.] [Eastern time], Monday through Friday.

                     Morgan Stanley Universal Funds, Inc.
                                P.O. Box 2798
                       Boston, Massachusetts 02208-2798

                         NOTICE OF SPECIAL MEETING OF
                                 SHAREHOLDERS
                                  May 1, 1997

     A Special Meeting of Shareholders (the "Meeting") of Morgan Stanley Universal Funds, Inc. (the "Company"), will be held at the offices of Morgan Stanley Asset Management Inc. on May 1, 1997, at _:__ _.m. (New York time), in Conference Room __, at 1221 Avenue of the Americas, __th Floor, New York, NY 10020, for the following purposes:

     1. To approve or disapprove a new investment advisory agreement with Morgan Stanley Asset Management Inc.;

     2. To approve or disapprove a new investment advisory agreement with Miller Anderson & Sherrerd, LLP; and

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Only Shareholders of investment portfolios (the "Portfolios") advised by Morgan Stanley Asset Management Inc. are entitled to vote on Proposal 1 (with each appropriate Portfolio voting separately). Likewise, only Shareholders of the Portfolios advised by Miller Anderson & Sherrerd, LLP are entitled to vote on Proposal 2 (with each appropriate Portfolio voting separately). The enclosed proxy card(s) will enable you to vote with respect to the Portfolio(s) in which you are a shareholder. (You will receive a separate solicitation for each account you have with the Company and a separate proxy card for each Portfolio in which such accounts have an investment.)

     Shareholders of record at the close of business on March 21, 1997 are entitled to notice of and to vote at this Meeting or any adjournment thereof.

                                   By Order of the Board of Directors


                                   Valerie Y. Lewis, Secretary

March 27, 1997

                                PROXY STATEMENT

                     MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                 P.O. BOX 2798
                       BOSTON, MASSACHUSETTS 02208-2798

                        SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                                  MAY 1, 1997


     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Morgan Stanley Universal Funds, Inc. (the "Company") of proxies to be voted at a Special Meeting of Shareholders and all adjournments thereof (the "Meeting"), to be held at the offices of Morgan Stanley Asset Management, Inc., Conference Room __, __th Floor, 1221 Avenue of the Americas, New York, NY 10020 on Thursday, May 1, 1997 at _:__ _.m. (New York time). The approximate mailing date of this proxy statement and accompanying form of proxy is March 27, 1997.

     The primary purpose of the Meeting is to permit the Company's shareholders to consider New Advisory Agreements (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("MS Group"), the direct parent of Morgan Stanley Asset Management Inc. ("MSAM" or an "Adviser") and the indirect parent of Miller Anderson & Sherrerd, LLP ("MAS" or an "Adviser"), the Company's investment advisers. Pursuant to the Merger Agreement, MSAM will become a direct subsidiary and MAS will become an indirect subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. The Company's New Advisory Agreements are identical to the Company's Current Advisory Agreements (defined below), except for the dates of execution, effectiveness and initial terms.

          The Company will furnish, without charge, a copy of its most recent Annual Report to Shareholders of the Company on request. As of December 31, 1996, the Company was comprised of one active, non-diversified portfolio, the Emerging Markets Equity Portfolio. Requests should be directed to the Company at [address] or by calling (800) [number].

     The record date for determining shareholders entitled to vote at the meeting is March 21, 1997. Shareholders of each portfolio ("Portfolio") of the Company will be entitled to one vote per share with respect to approval or disapproval of the New Advisory Agreements (defined below). MSAM acts as an investment adviser for the Company with respect to the U.S. Real Estate, Growth, Emerging Markets Equity, Global Equity, International Magnum and Asian Equity Portfolios (together, the "MSAM Advised Portfolios"). Shareholders of each of the MSAM Advised Portfolios will vote separately on a New Advisory Agreement (defined below) with MSAM. MAS acts as an investment adviser for the Company with respect to the [High Yield,] Fixed Income, Value and Mid Cap Value Portfolios (together, the "MAS Advised Portfolios"). Shareholders of each of the MAS Advised Portfolios will vote separately on a New Advisory Agreement (defined below) with MAS.

     At the close of business on March 21, 1997, there were issued and outstanding the following number of shares of each Portfolio.


--------------------------------------------------------------------------------
               Portfolio                         Outstanding Shares
               ---------                         ------------------
--------------------------------------------------------------------------------
Fixed Income Portfolio
--------------------------------------------------------------------------------
High Yield Portfolio
--------------------------------------------------------------------------------
Growth Portfolio
--------------------------------------------------------------------------------
Value Portfolio
--------------------------------------------------------------------------------
Mid Cap Value Portfolio
--------------------------------------------------------------------------------
U.S. Real Estate Portfolio
--------------------------------------------------------------------------------
Global Equity Portfolio
--------------------------------------------------------------------------------
International Magnum Portfolio
--------------------------------------------------------------------------------
Emerging Markets Equity Portfolio
--------------------------------------------------------------------------------
Asian Equity Portfolio
--------------------------------------------------------------------------------

     Shares of each Portfolio are offered only to insurance companies for the purpose of funding their variable annuity contracts and variable life insurance policies and to certain tax-qualified investors. The Portfolios are new and therefore a majority of the shares of each Portfolio are currently owned by MSAM in connection with MS-Group and/or MSAM providing initial capital to the Portfolios. Information about owners of five percent or more of the outstanding shares of each Portfolio is set forth in the following table.

-----------------------------------------------------------------------------------------------
     Title of Class of Shares    Name of Beneficial    Amount and Nature of    Percent of
                                        Owner          Beneficial Ownership    Outstanding
                                                                               Shares
-----------------------------------------------------------------------------------------------
Fixed Income Portfolio
-----------------------------------------------------------------------------------------------
High Yield Portfolio
-----------------------------------------------------------------------------------------------
Growth Portfolio
-----------------------------------------------------------------------------------------------
Value Portfolio
-----------------------------------------------------------------------------------------------
Mid Cap Value Portfolio
-----------------------------------------------------------------------------------------------
U.S. Real Estate Portfolio
-----------------------------------------------------------------------------------------------
Global Equity Portfolio
-----------------------------------------------------------------------------------------------
International Magnum Portfolio
-----------------------------------------------------------------------------------------------
Emerging Markets Equity Portfolio
-----------------------------------------------------------------------------------------------
Asian Equity Portfolio
-----------------------------------------------------------------------------------------------

[Note: Each insurance company should be treated as beneficial owner of the shares it holds in its separate account.]

     Under current interpretation and administration of the Investment Company Act of 1940, as amended (the "1940 Act"), and regulations thereunder, insurance companies holding shares of the Portfolios in separate accounts which are registered under the 1940 Act are required to vote the shares in accordance with instructions from their variable annuity contract owners and variable life insurance policy owners. Instructions are obtained by the insurance companies sending this proxy statement to their contract owners and policy owners and soliciting the instructions. Shares held in registered separate accounts for which contract owners and policy owners do not give instructions are voted for and against the proposal in the same proportions as the shares voted pursuant to instructions. In addition, shares of each Portfolio owned by MS-Group and/or MSAM in connection with providing initial capital will be voted in the same proportion as shares held in insurance company separate accounts are voted.

Voting

     With respect to each Portfolio, a "vote of majority of the outstanding voting securities" is required, which is defined under the 1940 Act as the lesser of (i) 67% or more of the voting shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Portfolio entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting of the Portfolio entitled to vote thereon.

     Shareholders of each MSAM Advised Portfolio are entitled to vote with respect to Proposal Number 1 and Shareholders of each MAS Advised Portfolio are entitled to vote with respect to Proposal Number 2. Proposal Number 1 will be approved with respect to an MSAM Advised Portfolio if approved by the Shareholders of that MSAM Advised Portfolio, regardless of whether the other Shareholders of any other Portfolios approve the proposal. Likewise, Proposal Number 2 will be approved with respect to an MAS Advised Portfolio if approved by the shareholders of that MAS Advised Portfolio, regardless of whether the other shareholders of any other Portfolios approve the proposal.

     The Board recommends that you cast your vote.

     .    FOR approval of the New Advisory Agreement with MSAM; and/or
          ---

     .    FOR approval of the New Advisory Agreement with MAS.
          ---

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" the proposal as to which it is entitled to vote. Abstentions will not be counted for or against the proposal, but will be counted as votes present for purposes
                                 ---- --
of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against any Proposal to which they relate. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting.

     Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.



THE PROPOSAL:  APPROVAL OF NEW ADVISORY AGREEMENTS

The Advisers
------------

     Morgan Stanley Asset Management Inc. (MSAM)

     MSAM currently is a wholly-owned subsidiary of MS Group and provides a broad range of portfolio management services to customers in the United States and abroad. At [date], MSAM together with its affiliated asset management companies (other than MAS) managed investments totaling approximately $__ billion. The address of MSAM is 1221 Avenue of the Americas, New York, NY 10020.

     Set forth below is the name, address and principal occupation of the principal executive officer and each director of MSAM:

--------------------------------------------------------------------------------
Name and Address                  Principal Occupation
----------------                  --------------------
--------------------------------------------------------------------------------
Barton M. Biggs                   Chairman and Managing Director, MSAM; Managing
1221 Avenue of Americas           Director of Morgan Stanley & Co. Incorporated;
New York, New York 10020          Chairman of Morgan Stanley Asset Management
                                  Limited
--------------------------------------------------------------------------------
James M. Allwin                   President, Director and Managing Director,
1221 Avenue of Americas           MSAM; Managing Director of Morgan Stanley &
New York, New York 10020          Co. Incorporated; President of Morgan Stanley
                                  Realty Inc.
--------------------------------------------------------------------------------
Peter A. Nadosky                  Vice Chairman, Director and Managing Director,
1221 Avenue of Americas           MSAM; Managing Director of Morgan Stanley &
New York, New York 10020          Co. Incorporated; Director of Morgan Stanley
                                  Asset Management Limited
--------------------------------------------------------------------------------
Gordon S. Gray                    Director and Managing Director, MSAM; Managing
1221 Avenue of Americas           Director of Morgan Stanley & Co. Incorporated
New York, New York 10020
--------------------------------------------------------------------------------
Dennis G. Sherva                  Director and Managing Director, MSAM; Managing
1221 Avenue of Americas           Director of Morgan Stanley & Co. Incorporated
New York, New York 10020
--------------------------------------------------------------------------------

     Miller Anderson & Sherrerd, LLP (MAS)

     MAS, a Pennsylvania limited liability partnership founded in 1969, has its principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. At [date], MAS managed investments totaling approximately $___ billion.

     Listed below are the names, address and principal occupations of each of the principal executive officers of MAS.

--------------------------------------------------------------------------------
Name and Address                  Principal Occupation
----------------                  --------------------
--------------------------------------------------------------------------------
Thomas L. Bennett                 Principal executive officer and Portfolio
One Tower Bridge                  Manager; Managing Director, Morgan Stanley
West Conshohocken, PA 19428       & Co. Incorporated
--------------------------------------------------------------------------------
Gary G. Schlarbaum                Principal executive officer and
One Tower Bridge                  Portfolio Manager; Managing Director, Morgan
West Conshohocken, PA 19428       Stanley & Co. Incorporated
--------------------------------------------------------------------------------
Marna C. Whittington              Principal executive officer; Managing
One Tower Bridge                  Director, Morgan Stanley & Co. Incorporated
West Conshohocken, PA 19428
--------------------------------------------------------------------------------
Richard B. Worley                 Principal executive officer and Portfolio
One Tower Bridge                  Manager; Managing Director, Morgan
West Conshohocken, PA 19428       Stanley & Co. Incorporated
--------------------------------------------------------------------------------

MS Group acquired MAS in January 1996. As part of that acquisition, the then partners of MAS including each of the above-mentioned principal executive officers, sold their partnership interests in MAS to Morgan Stanley Asset Management Holdings Inc., a [direct/indirect wholly-owned subsidiary of MS Group,] for cash and securities of MS Group.

     Information Concerning Morgan Stanley Group

     MS Group and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and MSAM, a registered investment adviser, and Morgan Stanley International, provide a wide range of financial services on a global basis. MS Group's principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

     Information Concerning Dean Witter, Discover & Co.

     Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit card services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States as measured by number of accounts and cardmembers and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly-owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter Intercapital Inc. ("Intercapital"). DWR is a full-service securities firm offering in a wide variety of securities products to serve the investment needs of individual clients through over 9,100 professional account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. Intercapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional portfolios.

The Merger
----------

     Pursuant to the Merger Agreement, MS Group will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, MSAM will be a direct subsidiary and MAS will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

     Under the terms of the Merger Agreement, each of MS Group's common shares will be converted into the right to receive 1.65 shares of Morgan Stanley, Dean Witter, Discover & Co. common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, MS Group's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

     The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both MS Group and Dean Witter Discover.

     The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. initially will consist of fourteen members, two of whom will be MS Group insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with MS Group and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of MS Group, John Mack.

     The Board has been advised that neither MSAM nor MAS anticipates any reduction, as a result of the Merger, in the quality of services now provided to the Company and that neither expects that the Merger will result in any material changes in the business of the MSAM or MAS, respectively, or in the manner in which they render services to the Company. The Board has also been advised that neither MSAM nor MAS anticipates that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the applicable New Advisory Agreements (defined below) with the Company or to operate its business in a manner consistent with past business practice.

The Advisory Agreements
-----------------------

     In anticipation of the Merger, a majority of the Directors of the Company, including a majority of the Directors who are not (i) parties to either New Advisory Agreement (defined below) or (ii) interested persons of any such party, approved a new investment advisory agreement between the Company and MSAM (the "New MSAM Advisory Agreement") and a new advisory agreement between the Company and MAS (the "New MAS Advisory Agreement" and, together with the New MSAM Advisory Agreement, the "New Advisory Agreements"). The form of the New MSAM Advisory Agreement is identical to the Current MSAM Advisory Agreement (defined below) and the form of the New MAS Advisory Agreement is identical to the Current MAS Advisory Agreement (defined below), except in each case for the dates of execution, effectiveness and initial term. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Portfolios are being asked to approve the appropriate New Advisory Agreement. See "The New Advisory Agreements" below.

     The following summary of the Current Advisory Agreements and the New Advisory Agreements is qualified by reference to Annexes A and B.

     The Current Advisory Agreements

     Morgan Stanley Asset Management Inc.

     The current advisory agreement between the Company and MSAM dated as of September 9, 1996 (the "Current MSAM Agreement"), was last approved by the initial Shareholder of the Portfolios on September 11, 1996 [?] for the Emerging Markets Equity Portfolio, on January 3, 1997 for the Growth, Equity, and International Equity Portfolios, and on ________ for the U.S. Real Estate and Asian Equity Portfolios.

     At a meeting of the Board held on August 15, 1996, a majority of the Board, including a majority of the Directors who are not "interested parties" as defined by the 1940 Act ("Independent Directors") approved the Current MSAM Agreement with respect to each MSAM Advised Portfolio.

     The Current MSAM Agreement provides that MSAM, as an investment adviser, will manage the investments and the reinvestments of the MSAM Advised Portfolios including the selection of securities for the Company to purchase, hold or sell, the amount of assets to remain uninvested, and the selection of brokers through whom the Company's portfolio transactions are executed. At its discretion MSAM may also administer business affairs of the Company, furnish offices, necessary facilities and equipment and provide administrative services.

     The Current MSAM Agreement provides that MSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Current MSAM Agreement relates except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties or breach of its fiduciary duty with respect to the receipt of compensation for services.

     MSAM's activities are subject to the review and supervision of the Board, to which it renders periodic reports with respect to the MSAM Advised Portfolios' investment activities. The Current MSAM Agreement may be terminated, without penalty, on 60 days' written notice by the Company or upon 90 days' written notice by MSAM and will terminate immediately upon assignment.

     Under the Current MSAM Agreement, the Company pays MSAM as compensation for the services rendered annual fees equal to percentages listed below of the respective Portfolio's average daily net assets.

           -------------------------------------------------------------

           Portfolio                     Contractual Advisory Fee
           ---------                     ------------------------
           -------------------------------------------------------------
           Growth Portfolio              First $500 Million       0.55%
                                         From $500 Million
                                         to $1 Billion            0.50%
                                         More than $1 Billion     0.45%
           -------------------------------------------------------------
           U.S. Real Estate Portfolio    First $500 Million       0.80%
                                         From $500 Million
                                         to $1 Billion            0.75%
                                         More than $1 Billion     0.70%
           -------------------------------------------------------------
           Global Equity Portfolio       First $500 Million       0.80%
                                         From $500 Million
                                         to $1 Billion            0.75%
                                         More than $1 Billion     0.70%
           -------------------------------------------------------------
           International Magnum          First $500 Million       0.80%
           Portfolio                     From $500 Million
                                         to $1 Billion            0.75%
                                         More than $1 Billion     0.70%
           -------------------------------------------------------------
           Emerging Markets Equity       First $500 Million       1.25%
           Portfolio                     From $500 Million
                                         to $1 Billion            1.20%
                                         More than $1 Billion     1.15%
           -------------------------------------------------------------
           Asian Equity Portfolio        First $500 Million       0.80%
                                         From $500 Million
                                         to $1 Billion            0.75%
                                         More than $1 Billion     0.70%
           -------------------------------------------------------------

     In the fiscal year ending December 31, 1996, MSAM received fees of $32,000 for services provided to the Emerging Markets Equity Portfolio, of which MSAM waived all $32,000. MSAM's net advisory fee for the Emerging Markets Equity Portfolio, after fee waivers, was 0.00%. The other MSAM Advised Portfolios did not commence operations in this fiscal year and, therefore, MSAM did not receive any compensation from the Company during this period for these Portfolios.

     The net assets of the MSAM Advised Portfolios as of [Date], as well as other investment companies advised by the Adviser, the rates of compensation to the Adviser, the aggregate amount of advisory fees paid by the Company to the Adviser and the aggregate amount of any other material payments by the Company to MSAM are set forth at Annex C hereto.

     Miller Anderson & Sherrerd, LLP

     The current advisory agreement between the Company and MAS dated as of September 9, 1996 MAS Advised (the "Current MAS Agreement") was last approved by the initial shareholder of the MAS Portfolios on January 3, 1997.

     At a meeting of the Board held on August 15, 1996, a majority of the Board, including a majority of the Independent Directors, approved the Current MAS Agreement with respect to each MAS Advised Portfolio.

     The Current MAS Agreement provides that MAS will manage the investments and the reinvestments of the Portfolios including the selection of securities for the Company to purchase, hold or sell, the amount of assets to remain uninvested, and the selection of brokers through whom the Company's portfolio transactions are executed. At its discretion MAS may also administer business affairs of the Company, furnish offices, necessary facilities and equipment and provide administrative services.

     The Current MAS Agreement provides that MAS shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Company in connection with the matters to which the Current MAS Agreement relates except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duty or breach of fiduciary duty with respect to the receipt of compensation for services.

     MAS's activities are subject to the review and supervision of the Board, to which it renders periodic reports with respect to the MAS Advised Portfolios investment activities. The Current MAS Agreement may be terminated without penalty, on 60 days' written notice by the Company or upon 90 days' written notice by MAS and will terminate immediately upon assignment.

     Under the Current MAS Agreement the Company pays MAS as compensation for the services rendered annual fees equal to percentages listed below of the respective Portfolio's average daily net assets.

          ----------------------------------------------------------

                 Portfolio            Contractual Advisory Fee
                 ---------            ------------------------

          ----------------------------------------------------------
          Fixed Income Portfolio      First $500 Million      0.40%
                                      From $500 Million
                                      to $1 Billion           0.35%
                                      More than $1 Billion    0.30%
          ----------------------------------------------------------

          ----------------------------------------------------------
          High Yield Portfolio        First $500 Million      0.50%
                                      From $500 Million
                                      to $1 Billion           0.45%
                                      More than $1 Billion    0.40%
          ----------------------------------------------------------
          Value Portfolio             First $500 Million      0.55%
                                      From $500 Million
                                      to $1 Billion           0.50%
                                      More than $1 Billion    0.45%
          ----------------------------------------------------------
          Mid Cap Value Portfolio     First $500 Million      0.75%
                                      From $500 Million
                                      to $1 Billion           0.70%
                                      More than $1 Billion    0.65%
          ----------------------------------------------------------

     The MAS Advised Portfolios did not commence operations in the fiscal year ending December 31, 1996 and, therefore, MAS received no compensation from the Company during this period.

     The net assets of the MAS Advised Portfolios as of [Date], as well as other investment companies advised by the Adviser, the rates of compensation to the Adviser, the aggregate amount of advisory fees paid by the Company to the Adviser and the aggregate amount of any other material payments by the Company to the Adviser are set forth at Annex D hereto.

     The New Advisory Agreements

     The Board approved the New MSAM Advisory Agreement and New MAS Advisory Agreement on March 13, 1997, the forms of which are attached as Annex A and Annex B, respectively. The form of the proposed New MSAM Advisory Agreement is identical to the Current MSAM Agreement, except for the dates of execution, effectiveness and initial term. Likewise, the form of the proposed New MAS Advisory Agreement is identical to the Current MAS Agreement, except for the dates of execution, effectiveness and initial term.

     [The investment advisory fee as a percentage of net assets payable by each Portfolio will be the same under each New Advisory Agreement as under the applicable Current Advisory Agreement. If the investment advisory fee under each of the New Advisory Agreements had been in effect for the Company's most recently completed fiscal year, advisory fees paid to MSAM and MAS by the Company would have been identical to those paid under the applicable Current Advisory Agreements.]

     The Board held a meeting on March 13, 1997, at which meeting the Directors, including the Directors who are not "interested persons" under the 1940 Act (the "Independent Directors"), unanimously approved each New Advisory Agreement for the Company and recommended the agreements for approval by the shareholders of the MSAM Advised Portfolios and the MAS Advised Portfolios, as appropriate. Each New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. Each New Advisory Agreement will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating each New Advisory Agreement, the Board took into account that the Company's Current Advisory Agreements and the New Advisory Agreements, including their terms relating to the services to be provided thereunder by the respective Adviser and the fees and expenses payable by the Company, are identical, except for the dates of execution, effectiveness and initial term. The Board also considered other possible benefits to MSAM, MAS and Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger including the continued use of Morgan Stanley & Co. and Dean Witter Discover brokers and its affiliates, to the extent permitted by law, for brokerage services.

     The Board considered the terms of the Merger Agreement and the possible effects of the Merger upon the organization of each of MSAM and MAS and upon the ability of each Adviser to provide advisory services to the Company. The Board considered the skills and capabilities of MSAM and MAS. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to each of MSAM and MAS.

     The Board also considered the effect on the Company of MSAM and MAS each becoming an affiliated person of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Company to engage in certain transactions with Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief, the Company will be prohibited from purchasing securities from Morgan Stanley & Co. and Dean Witter Discover in transactions in which Morgan Stanley & Co. and Dean Witter Discover act as a principal. Currently the Company is prohibited from making such purchases in only those transactions in which Morgan Stanley & Co. or an affiliate acts as a principal. The Company will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or Dean Witter Discover is acting as an underwriter. The Company is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley & Co. or an affiliate is acting as an underwriter. In this connection, management of MSAM and management of MAS each represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the MSAM Advised Portfolios or the MAS Advised Portfolios, respectively.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, including the Independent Directors, unanimously: (i) approved the New MSAM Advisory Agreement; (ii) approved the New MAS Advisory Agreement; (iii) voted to recommend the approval of the New MSAM Advisory Agreement to the shareholders of the MSAM Advised Portfolios; and (iv) voted to recommend the approval of the New MAS Advisory Agreement to the Shareholders of the MAS Advised Portfolios.

     In the event that shareholders of an MSAM Advised Portfolio or an MAS Advised Portfolio do not approve the New MSAM Advisory Agreement or the New MAS Advisory Agreement, respectively, the applicable Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Company and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of such New Advisory Agreement. If the Merger is not consummated, each of MSAM and MAS would continue to serve as investment adviser of the Company pursuant to the terms the applicable Current Advisory Agreement.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENTS.

ADDITIONAL INFORMATION

Directors and Officers of the Company

     Information is set forth below about the Company's current Directors and principal executive officers, including their name, position with the Company, and relationship to MSAM or MAS. None of the Directors own shares of the Company.



-------------------------------------------------------------------

Name and Position with           Affiliation with MSAM
the Company                      or MAS
-------------------------------------------------------------------
Barton M. Biggs                  Chairman and Director of
Chairman and Director            MSAM
-------------------------------------------------------------------
Warren J. Olsen                  Principal of MSAM
Director and President
-------------------------------------------------------------------
John D. Barrett, II              N/A
Director
-------------------------------------------------------------------
Gerard E. Jones                  N/A
Director
-------------------------------------------------------------------
Andrew McNally IV                N/A
Director
-------------------------------------------------------------------
Samuel T. Reeves                 N/A
Director
-------------------------------------------------------------------
Fergus Reid                      N/A
Director
-------------------------------------------------------------------
Frederick O. Robertshaw          N/A
Director
-------------------------------------------------------------------
Michael F. Klein                 Principal of MSAM
Vice President
-------------------------------------------------------------------
Harold J. Schaaff, Jr.           General Counsel, Principal
Vice President                   and Secretary of MSAM
-------------------------------------------------------------------
Joseph P. Stadler                Vice President of MSAM
Vice President
-------------------------------------------------------------------
Valerie Y. Lewis                 Vice President of MSAM
Secretary
-------------------------------------------------------------------
Lorraine Truten                  Principal of Morgan Stanley &
Vice President                   Co. Incorporated, Head of
                                 Mutual Fund Services of MAS
-------------------------------------------------------------------
Douglas W. Kuglar                Vice President of Morgan Stanley
Vice President                   & Co. Incorporated, Head
                                 of Mutual Fund Administration
                                 of MAS
-----------------------------------------------------------------
Karl O. Hartman                  N/A
Assistant Secretary
-----------------------------------------------------------------
James R. Rooney                  N/A
Treasurer
-----------------------------------------------------------------
Joanna Haigney                   N/A
Assistant Treasurer
-----------------------------------------------------------------

Transactions/Agreements with Affiliates
---------------------------------------

Administrator
-------------

     Pursuant to Administration Agreements between the Advisers, respectively, and the Company, MSAM and MAS (each an "Administrator") provide administrative services to the MSAM Advised Portfolios and the MAS Advised Portfolios, respectively. For their services under separate administration agreements with the Company (the "Administration Agreements"), the Company pays the Administrators a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio. For the fiscal year ended December 31, 1996, the Company paid administration fees to MSAM of approximately
$9,000.00.   Administration fees were not paid to MAS in the fiscal year ending
December 31, 1996 because no MAS Advised Portfolio commenced operations during this period. Whether or not a particular proposal is approved, MSAM and MAS will continue to provide administrative services to the MSAM Advised Portfolios and the MAS Advised Portfolios, respectively.

Custodian
---------

     Morgan Stanley Trust Company, Brooklyn, New York ("MSTC"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with the regulations of the Securities and Exchange Commission for the purpose of providing custodial services for such assets. For the fiscal year ended December 31, 1996, the Company paid MSTC fees of approximately $39,000. Whether or not a particular proposal is approved, MSTC will continue to act as the Company's custodian for foreign assets held outside the United States.

Distributor
-----------

     Under a separate Distribution Agreement with the Company, Morgan Stanley & Co., a wholly-owned subsidiary of the MS Group, serves as the exclusive distributor of the Portfolios and sells shares of each Portfolio on the terms described in the Company's prospectus. [As compensation for providing distribution services to the Company for the fiscal year ended December 31, 1996, Morgan & Stanley & Co. received aggregate compensation of approximately $__________ which was attributable to the Emerging Market Equity Portfolio.] Whether or not a particular proposal is approved, Morgan Stanley & Co. will continue to provide distribution services to the Portfolios.

Portfolio Transactions
----------------------

     Each Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Company has authorized each Adviser to pay higher commissions in recognition of brokerage and research services which, in the opinion of the particular Adviser, are necessary for the achievement of better execution, provided that the Adviser believes this to be in the best interest of the Company.

     In purchasing and selling securities for the Portfolios, it is the Company's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Company. Some securities considered for investment by a Portfolio may also be appropriate for other clients served by that Portfolio's Adviser. If purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by that Portfolio's Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Company's Directors.

     Subject to the overriding objective of obtaining the best execution of orders, each Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. or broker affiliates of Morgan Stanley & Co. and, subsequent to the Merger, to DWR or broker affiliates of DWR, each under procedures adopted by the Board of Directors. [For the fiscal year ended December 31, 1996, the Company paid brokerage commissions of approximately $26.00 to Morgan Stanley & Co., an affiliated broker-dealer. For the fiscal year ended December 31, 1996, commissions paid to the Distributor represented approximately 0.06% of the total amount of brokerage commissions paid in such period and which were paid on transactions that represented __% of the aggregate dollar amount of transactions that incurred commissions paid by the Company during such period.]

Expenses
--------

     In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser or by Shareholder Communications Services, a solicitation firm located in [place] that has been engaged to assist in proxy solicitation at an estimated cost of approximately
[ ]. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by MSAM, MAS or their affiliates. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals. The Company will not pay for the expenses relating to the approval.

Submission of Shareholder Proposals
-----------------------------------

     The Company does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of Morgan Stanley Universal Funds, Inc., c/o Morgan Stanley Asset Management Inc., Legal Department, 1221 Avenue of the Americas, New York, New York 10020.

GENERAL

     The Company knows of no business other than that mentioned in the Proposals of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgement. In the event a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions by the insurance companies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

     A list of Shareholders of the Company entitled to be present and vote at the Meeting will be available at the offices of the Company, 1221 Avenue of the Americas, New York, NY 10020 for inspection by any Shareholder during regular business hours for ten days prior to the date of the Meeting.

     Failure of a quorum to be present at the Meeting for the Company may necessitate adjournment and additional proxy solicitations.

     IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

March 27, 1997


                                              Valerie Y. Lewis, Secretary

                                                                         ANNEX A
                 FORM OF NEW MSAM INVESTMENT ADVISORY AGREEMENT


[Insert a form of the Company's investment advisory agreement with MSAM]

                                                                         ANNEX B

                 FORM OF NEW MAS INVESTMENT ADVISORY AGREEMENT


[Insert a form of the Company's investment advisory agreement with MAS]

                                                                         ANNEX C


The following table indicates the size of each investment company advised or subadvised by Morgan Stanley Asset Management Inc., the advisory fee rate, the amount of advisory fees or subadvisory fees paid to MSAM for the last fiscal year, and the amount of other material fees paid to such persons for such fiscal year. Average net assets are calculated on a daily basis for registered open-end investment companies and on a weekly basis for registered closed-end investment companies.


--------------------------------------------------------------------------------------------------
                                       Asset            Aggregate
                                       Management       Amount of
                       Net Assets on   Fee as           Adviser/         Amount of Other
                 Name  [Date]          Percent of       Subadviser's     Material Payments to
                       (In Millions)   Average Net      Fee for Last     Adviser/Subadviser for
                                       Assets           Fiscal Year      the Last Fiscal Year
--------------------------------------------------------------------------------------------------
[Insert
Appropriate
Information]
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                         ANNEX D

     The following table indicates the size of each investment company advised or subadvised by the MAS, the advisory fee rate, the amount of advisory fees or subadvisory fees paid to the MAS for the last fiscal year, and the amount of other material fees paid to such persons for such fiscal year. Average net assets are calculated on a daily basis for registered open-end investment companies and on a weekly basis for registered closed-end investment companies.

-----------------------------------------------------------------------------------------------------------------
                                                                                                 Amount of
                                                                                                 Other
                                                              Asset             Aggregate        Material
                                                              Management        Amount of        Payments to
                                              Net Assets on   Fee as            Adviser/         Adviser/
                               Name           [Date]          Percent of        Subadviser's     Subadviser for
                                              (In Millions)   Average Net       Fee for Last     the Last Fiscal
                                                              Assets            Fiscal Year      Year
-----------------------------------------------------------------------------------------------------------------
[Insert
 Appropriate
 Information]
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

                     MORGAN STANLEY UNIVERSAL FUNDS, INC.
      PRELIMINARY PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, MAY 1, 1997

          The undersigned Shareholder(s) of the _________________ Portfolio (the "Portfolio") of Morgan Stanley Universal Funds, Inc. (the "Company") hereby appoint(s) Warren J. Olsen, Harold J. Schaaff, Jr., Michael F. Klein and Valerie
Y. Lewis and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Portfolio to be held on May 1, 1997, and any adjournments thereof, to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders on the following Proposal and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:


   This proxy is solicited on behalf of the Board of Directors of the Company and will be voted "FOR" the proposal unless otherwise indicated.


Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

Proposal: Approval of the investment advisory agreement by and between Morgan Stanley Universal Funds, Inc. and Morgan Stanley Asset Management Inc.

          [_]  FOR    [_]  AGAINST    [_]  ABSTAIN

          In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

          All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Directors FOR the Proposal.

          The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

                                          Please date, sign and return promptly.

Dated: _______________________________, 1997

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


_____________________________________________
Signature
_____________________________________________
Signature

                     MORGAN STANLEY UNIVERSAL FUNDS, INC.
            PRELIMINARY PROXY FOR SPECIAL MEETING OF SHAREHOLDERS,
                                  MAY 1, 1997

          The undersigned Shareholder(s) of the _________________ Portfolio (the "Portfolio") of Morgan Stanley Universal Funds, Inc. (the "Company") hereby appoint(s) Warren J. Olsen, Harold J. Schaaff, Jr., Michael F. Klein and Valerie
Y. Lewis and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Portfolio to be held on May 1, 1997, and any adjournments thereof, to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders on the following Proposal and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:


   This proxy is solicited on behalf of the Board of Directors of the Company and will be voted "FOR" the proposal unless otherwise indicated.


Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

Proposal: Approval of the investment advisory agreement by and between Morgan Stanley Universal Funds, Inc. and Miller Anderson & Sherrerd, LLP.

          [_]  FOR    [_]  AGAINST    [_]  ABSTAIN

          In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

          All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Directors FOR the Proposal.

          The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

                                          Please date, sign and return promptly.

Dated: _______________________________, 1997

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

_____________________________________________
Signature
_____________________________________________
Signature